SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                            THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) March 6, 2000
                                  -------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                         Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
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  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
                                                         --------------

















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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)  Exhibit

      Exhibit 3(ii) By-Laws, as amended on March 6, 2000, reflecting amendment to Section 3.6 of Article III, as described below:

      Section                       Amendment
      -------                       ---------

      3.6 Audit Committee           THE  BOARD  OF  DIRECTORS HAS  ADOPTED  AND
                                    APPROVED  A FORMAL  WRITTEN CHARTER FOR THE
                                    AUDIT  COMMITTEE.   The  board of directors
                                    shall  select  the  members  of  the  audit
                                    committee and shall designate the chairman
                                    of the committee.  The members of the audit
                                    committee  shall  not  be  eligible  to
                                    participate  in  any incentive compensation
                                    plan for  employees of the  corporation  or
                                    any of its subsidiaries.  ThE Committee WILL
                                    RECOMMEND  TO  THE  BOARD  OF  DIRECTORS
                                    SELECTION  of  accountants  for  the ensuing
                                    calendar  yeaR  In  advance  of  the  annual
                                    meeting  of  stockholders.   THE  BOARD  OF
                                    DIRECTORS, IF  IN  AGREEMENT  WITH  THE
                                    RECOMMENDATION, WILL SUBMIT IT to the stockholders for ratification or rejection at such meeting. The audit committee shall have and may exercise such powers, authority and responsibilities as are normally incident to the functions of an audit committee WHICH ARE DETAILED IN THE CHARTER or as may be determined by the board of directors.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
                                                    (Registrant)
Date    March 22, 2000
        -----------------
                                       By
                                            s/Peter R. Bible
                                            -------------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)














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